UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 8, 2000


                              MERITAGE CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         MARYLAND                      1-9977                    86-0611231
----------------------------         -----------             -------------------
(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.)


        6613 NORTH SCOTTSDALE ROAD, SUITE 200, SCOTTSDALE, ARIZONA 85250
        ----------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


Registrant's telephone number, including area code (480) 998-8700
                                                   --------------


                                 Not applicable.
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEMS 1-4. NOT APPLICABLE.

ITEM 5. OTHER EVENTS.

On February 8, 2000, the Company reported earnings for the year-ended December 31, 1999. As a result of earnings over the past few years, Meritage Corporation has utilized its federal net operating loss carryforwards and has elected to remove the related restrictions in its charter documents prohibiting shareholders from acquiring 4.9% or more of the Company's common stock (including rights to acquire the Company's common stock) which were designed to preserve Meritage Corporation's use of such carryforwards until absorbed.

ITEMS 6.-8. NOT APPLICABLE.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        MERITAGE CORPORATION


Date: February 29, 2000                 By: \s\ Larry W. Seay
                                            ------------------------------------
                                            Larry W. Seay
                                            Vice President of Finance and
                                            Chief Financial Officer

                                       3